Employee Benefit Plan, Contribution (Details) - XCEL 401(k)	12 Months Ended
Dec. 31, 2025 USD ($)
EBP, Contribution [Line Items]
EBP, Employer Contribution, Participant Compensation Matched, Percentage	8.00%
EBP, Employer Contribution, Matching Percentage	50.00%
Participant Contribution Automatic Annual Increase Deferral Rate Maximum	0.10
Participant Contribution Automatic Annual Increase Deferral Rate	0.01
EBP, Participant Contribution, Automatic, Deferral Rate	4.00%
Participant Contribution Automatic Requisite Service Period	30
EBP, Participant Contribution, Pretax, Maximum Annual Compensation, Catch Up Contributions	$ 7,500
EBP, Participant Contribution, Pretax, Maximum Annual Compensation, Amount	$ 23,500
Participant Contribution Maximum Contribution To Eligible Compensation Percentage	0.30
EBP, Contribution
Employee Contributions — Participants may elect to contribute up to 30% of their eligible earnings on a pre-tax basis, Roth 401(k) after-tax basis or a combination of both not to exceed 30% of their eligible earnings, up to $23,500 in 2025. Participants who are age 50 or older during the Plan year may make additional catch-up contributions (pre-tax and/or Roth 401(k) after-tax) up to $7,500 in 2025. The Plan is required to make corrective distributions when IRS limits are exceeded due to excess deferrals, excess contributions and excess annual additions, which are returned to participants during the subsequent Plan year.

The Plan automatically enrolls newly hired/rehired full-time and part-time non-bargaining and bargaining employees as well as certain Nuclear Operations bargaining employees. Eligible employees who do not make an affirmative election or do not waive Plan participation within 30 days from date of hire are automatically enrolled at an initial percentage of pay (4% pre-tax in 2025), contribution rates are automatically increased each year by 1% (capped at 10%), and their accounts are automatically invested in an age-appropriate target-date trust. Employees who are automatically enrolled can opt out of the default options and make their own independent choices at any time.

Employer Contributions — The Plan provides for a matching contribution based on the employee’s participation in a specific benefit formula in the Xcel Energy Pension Plan, as noted below.

Non-bargaining and bargaining employees covered under the Pension Equity, Account Balance or Cash Balance pension plan formulas are eligible to receive a matching contribution equal to 50% of the first 8% of base pay contributed on a pre-tax and/or Roth 401(k) after-tax basis during the Plan year. Beginning in 2025, all non-bargaining participants who contributed to the Plan in 2025 are eligible for the per paycheck matching contributions. Bargaining participants who contributed to the Plan in 2025 are eligible for the annual matching contributions which were paid in February 2026.

Bargaining employees participating in this Plan must be an active employee on the last day of the Plan year or separated from employment due to retirement, disability or death to be eligible for the annual matching contribution.
Investment of Employee and Employer Contributions — Participants may invest their contributions among various investment funds offered by the Plan. The Plan's net assets include a money market fund, various mutual funds, collective trusts, the Master Trust, and self-directed brokerage option. Each participant elects the percentage of his or her account balance to be invested in each investment option. The annual company match is made in the form of cash for both non-bargaining and bargaining employees.